SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 12, 1996




                             SMITHFIELD FOODS, INC.

             (Exact name of registrant as specified in its charter)


    DELAWARE                      0-2258                  52-0845861

(State or other                (Commission              (IRS Employer
jurisdiction of                File Number)           Identification No.)
incorporation)


         900 DOMINION TOWER
         999 WATERSIDE DRIVE
          NORFOLK, VIRGINIA                            23510

 (Address of principal executive                     (Zip Code)
             offices)


Registrant's telephone number, including area code (757) 365-3000

ITEM 5.  OTHER EVENTS

         Joseph W. Luter, III, Chairman and Chief Executive Officer of Smithfield Foods, Inc. ("Smithfield Foods" or the "Company") announced on November 12, 1996, that John O. Nielson has resigned as President and Chief Operating Officer, and as a Director, of Smithfield Foods, effective immediately.

         Lewis R. Little, age 53, President and Chief Operating Officer of Gwaltney of Smithfield, Ltd., a wholly-owned subsidiary of Smithfield Foods ("Gwaltney"), has been appointed President and Chief Operating Officer of the Company, replacing Mr. Nielson.

         Timothy A. Seeley, age 47, Vice President, Sales and Marketing, Fresh Meats of Gwaltney, will replace Mr. Little as President and Chief Operating Officer of Gwaltney.

         The foregoing is qualified entirely by reference to the Press Release of the Company issued on November 12, 1996, which is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits.

         Exhibit 99.1 Press Release issued by Smithfield Foods, Inc. on November 12, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SMITHFIELD FOODS, INC.
                           (Registrant)

                           By:   Aaron D. Trub
                                  (Signature)

                                 Aaron D. Trub
                                 Vice President, Secretary and
                                    Treasurer



Dated:   November 14, 1996